                                PROSPECTUS              ONE Financial Way
                                NOVEMBER 1, 1996        Cincinnati, Ohio 45242
                                ONE FUND, INC.          Telephone 1-800-578-8078

CONTENTS
--------

2  Key Features                 ONE Fund Inc. ("ONE Fund") is an open-end
                                management investment company with 9 diversified portfolios, Through the different portfolios,
                                ONE Fund's objectives are to provide:

3  Summary of Expenses          MONEY MARKET PORTFOLIO - current income
                                consistent with preservation of capital and liquidity

5  Financial Highlights         TAX FREE INCOME PORTFOLIO - high current income
                                exempt from federal income taxes.

12  About ONE Fund              INCOME PORTFOLIO - high current income.
                                Preservation of capital is a secondary
                                objective.

22  Dividends, Distributions    INCOME & GROWTH PORTFOLIO - moderate income with
    and Taxes                   the potential for increasing income over time.
                                Growth of capital is also a primary objective.

23  ONE Fund                    GROWTH PORTFOLIO - long-term capital growth.
     Management
                                CORE GROWTH PORTFOLIO - long-term capital appreciation.

27  Buying Shares               SMALL CAP PORTFOLIO - maximum capital growth by
                                investing primarily in common stocks of small and medium sized companies

28 Reducing the Sales Charge    INTERNATIONAL PORTFOLIO - long-term capital
                                growth by investing primarily in common stocks of foreign companies.

30  Flexibility Features        GLOBAL CONTRARIAN PORTFOLIO - long-term growth
                                of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.

32  Redeeming shares            This prospectus sets forth concisely the
                                information about ONE Fund that you should know
                                before investing. This prospectus should be
34  Fund Performance            retained for future reference. Additional
                                information about ONE Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated
                                November 1, 1996, which is incorporated herein by reference. The Statement of Additional
                                Information is available upon request and without charge by calling or writing ONE Fund at the toll-free telephone number or the address shown above.

INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            KEY FEATURES OF ONE FUND

ONE FUND WITH                   ONE Fund is a series mutual fund offering you a
9 PORTFOLIOS                    selection of 9 investment options (portfolios).
                                See "About ONE Fund" on page 12. ONE Fund shares are subject to the risks that the securities in which each portfolio is invested might decrease in value (market risk) or that issuers of income-producing securities might not be able to pay the interest or principal when due (credit risk). Changes in interest rates, securities markets in general or the overall economy can affect the value of ONE Fund shares or the level of dividends.

PROFESSIONAL MANAGEMENT         ONE Fund's assets are managed by Ohio National
                                Investments, Inc. (the "Adviser"). It receives annual compensation, based on each portfolio's net assets, at maximum rates of 0.30% for the Money Market Portfolio, 0.50% for the Income,
                                Income & Growth and Growth Portfolios, 0.60% for the Tax-Free Income Portfolio, 0.65% for the
                                Small Cap Portfolio, 0.90% for the International and Global Contrarian Portfolios and 0.95% for the Core Growth Portfolio. See "The Adviser" on page 23 and "The Adviser's Compensation" on page
                                25. The Adviser contracts with Pilgrim Baxter &
                                Associates, Ltd. ("PBA") (see page 26) for the management of the Core Growth Portfolio and Societe Generale Asset Management Corp. ("SGAM")
                                (See page 26) for the management of the
                                International and Global Contrarian Portfolios.

DIVERSIFICATION                 ONE Fund's portfolios are fully diversified.
                                Your investments are pooled with those of other investors to purchase a greater variety of securities than you might purchase by yourself.
                                See "Diversification" on page 20, and "About ONE
                                Fund" on page 12.

LIQUIDITY                       ONE Fund shares may be redeemed, in whole or in
                                part, at their net asset value upon request. See
                                "Redeeming Shares" on page 32.

FLEXIBILITY                     ONE Fund offers a number of privileges designed
                                to increase your flexibility. Some of these features include the open account plan, dividend payment options, exchange privileges and the automatic withdrawal plan. See "Dividends,
                                Distributions and Taxes" on page 22, and "Flexibility Features" on page 30.

SERVICE                         ONE Fund's principal underwriter is The O.N.
                                Equity Sales Company ("ONESCO"). However, upon receipt of necessary regulatory approvals, Ohio National Equities, Inc. ("ONE, Inc.") an affiliate of ONESCO, will become the principal underwriter. You may purchase ONE Fund shares at any time by contacting your registered representative. The purchase of ONE Fund shares includes a maximum sales charge of 5% of the offering price (3% for the Tax-Free Income and Income Portfolios). A number of methods are available for reducing or eliminating the sales charge. There is no sales charge for the Money Market Portfolio. See "Sales Charges" on page 27, and "Reducing the Sales Charge" on page 28.

                                ONE Fund investors may direct service requests to their registered representative or directly to ONE Fund at the toll-free telephone number and address shown on page 1. A shareholder service fee, not to exceed an annual rate of 0.30% (0.17% maximum for the Money Market Portfolio) is paid to ONESCO and other qualified dealers. See "Sales Charges" on page 27.

SUMMARY OF ONE FUND EXPENSES

This table and example are provided to help you understand the expenses of investing in ONE Fund and your share of ONE Fund's operating expenses. A variety of ways to reduce the sales charge are available. See "Sales Charges" on page 27, and "Reducing the Sales Charge" on page 28.

The Example enables you to compare the long-term cost of owning ONE Fund versus other funds. Funds with higher recurring operating expenses might, over time, be more expensive than a fund with a higher sales charge but lower recurring operating expenses.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) (1)

Money Market Portfolio        None
Tax-Free Income Portfolio     3.00%
Income Portfolio              3.00%
Income & Growth Portfolio     5.00%
Growth Portfolio              5.00%
Core Growth Portfolio         5.00%
Small Cap Portfolio           5.00%
International Portfolio       5.00%
Global Contrarian Portfolio   5.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                                                TOTAL OPERATING
                                   MANAGEMENT FEES      12B-1         OTHER         EXPENSES
                                  (AFTER WAIVER)(2)    FEES(3)       EXPENSES    (AFTER WAIVER)
                                  -----------------    -------       --------    --------------
Money Market Portfolio                   0.15%          0.15%          0.42%          0.72%
Tax-Free Income Portfolio                0.45%          0.25%          0.39%          1.09%
Income Portfolio                         0.35%          0.25%          0.47%          1.07%
Income & Growth Portfolio                0.35%          0.25%          0.39%          0.99%
Growth Portfolio                         0.35%          0.25%          0.40%          1.00%
Core Growth Portfolio (4)                0.95%          0.25%          0.65%          1.85%
Small Cap Portfolio                      0.50%          0.25%          0.37%          1.12%
International Portfolio                  0.90%          0.25%          0.57%          1.72%
Global Contrarian Portfolio              0.90%          0.25%          0.99%          2.14%

EXAMPLE:

A hypothetical investment of $1,000 would incur the following expenses, assuming a 5% annual return:

                                    1 YEAR        3 YEARS      5 YEARS       10 YEARS
                                    ------        -------      -------       --------

Money Market Portfolio               $  7          $ 23          $ 40          $ 90
Tax-Free Income Portfolio              41            64            89           159
Income Portfolio                       41            63            88           157
Income & Growth Portfolio              60            80           102           166
Growth Portfolio                       60            80           103           167
Core Growth Portfolio (4)              68           106           146           258
Small Cap Portfolio                    61            84           109           180
International Portfolio                67           102           139           244
Global Contrarian Portfolio            71           114           160           287

If the maximum management fees and 12b-1 fees were assessed, the expenses in this hypothetical example would be:

                                   1 YEAR       3 YEARS     5 YEARS      10 YEARS
                                   ------       -------     -------      --------

Money Market Portfolio               $ 9           29           50          110
Tax-Free Income Portfolio             43           70           99          182
Income Portfolio                      43           69           98          180
Income & Growth Portfolio             62           86          112          188
Growth Portfolio                      62           86          113          189
Core Growth Portfolio (4)             69          107          148          263
Small Cap Portfolio                   63           90          119          202
International Portfolio               67          103          142          249
Global Contrarian Portfolio           71          116          163          292

(1)The Maximum Sales Charge scales down for purchases of $25,000 or more and becomes a contingent deferred sales charge of 0.5%, for 2 years following purchase, for accounts of at least $1 million.

(2)The Adviser is presently voluntarily waiving 0.15% of its Management Fees for certain portfolios. Without those waivers, the Management Fees would be 0.30% for the Money Market Portfolio, 0.60% for the Tax-Free Income Portfolio, 0.50% for the Income, Income & Growth and Growth Portfolios, and 0.65% for the Small Cap Portfolio and the Total Operating Expenses would have been 0.87% for the Money Market Portfolio, 1.24% for the Tax-Free Income Portfolio, 1.22% for the Income Portfolio, 1.14% for the Income & Growth Portfolio, 1.15% for the Growth Portfolio and 1.27% for the Small Cap Portfolio.

(3)The 12b-1 Fees shown are based on an estimate that no individual sales representative will reach critical production levels this year. In later years, these fees could be slightly higher, but no higher than 0.17% for the Money Market Portfolio and 0.30% for the other portfolios.

(4)For the Core Growth Portfolio, the "Other Expenses" (and, accordingly, the Total Operating Expenses) are based on estimates.

                                 ONE FUND, INC.
                              FINANCIAL HIGHLIGHTS

The following information has been audited by KPMG Peat Marwick LLP, independent certified public accountants, and is an integral part of ONE Fund's audited financial statements which appear in the Statement of Additional Information (which may be obtained by shareholders), incorporated by reference herein, and should be read in conjunction with the financial statements.

                                                                                            PORTFOLIO
                                                                ---------------------------------------------------------------
                                                                               MONEY MARKET                    TAX-FREE INCOME
                                                                ----------------------------------------      -----------------
                                                                                                 8-18-92        YEAR    11-1-94
                                                                     YEAR ENDED JUNE 30,            TO         ENDED       TO
                                                                 1996        1995        1994    6-30-93      6-30-96   6-30-95
                                                                ------      ------      ------   -------      -------   -------
Per share data (for a share
outstanding throughout
each period):
Net asset value, beginning
of period ....................................................  $ 1.00      $ 1.00      $ 1.00    $ 1.00       $10.66    $10.00
Income from investment operations:
   Net investment income .....................................    0.05        0.05        0.03      0.02         0.56      0.35
   Net realized and unrealized gain
     (loss) on investments and
     foreign currency transactions ...........................    0.00        0.00        0.00      0.00         0.13      0.66
                                                                ------      ------      ------    ------       ------    ------

   Total from investment operations ..........................    0.05        0.05        0.03      0.02         0.69      1.01
                                                                ------      ------      ------    ------       ------    ------
Less distributions:
   Dividends from net
     investment income .......................................   (0.05)      (0.05)      (0.03)    (0.02)       (0.56)    (0.35)
   Distributions from net realized
     capital gains and foreign
     currency transactions ...................................    0.00        0.00        0.00      0.00         0.00      0.00
                                                                ------      ------      ------    ------       ------    ------
Total distributions ..........................................   (0.05)      (0.05)      (0.03)    (0.02)       (0.56)    (0.35)
                                                                ------      ------      ------    ------       ------    ------
Net asset value, end of period ...............................  $ 1.00      $ 1.00      $ 1.00    $ 1.00       $10.79    $10.66
                                                                ======      ======      ======    ======       ======    ======
Total return (a) .............................................    5.18%       5.06%       3.06%     2.67%(b)     6.59%    10.26%(b)
                                                                ======      ======      ======    ======       ======    ======
Ratio (to average net assets)/
   supplemental data:
Ratios net of fees waived
   by adviser (d,e):
   Expenses ..................................................    0.57%       0.51%       0.44%     0.43%(c)     0.94%     0.91%(c)
   Net investment income .....................................    5.14%       4.99%       2.97%     2.70%(c)     5.20%     5.04%(c)
Ratios assuming no waiver of management fees by adviser (d,e):
    Expenses .................................................    0.87%       0.81%       0.74%     0.73%(c)     1.24%     1.21%(c)
    Net investment income ....................................    4.84%       4.69%       2.67%     2.40%(c)     4.90%     4.74%(c)
Portfolio turnover rate ......................................     N/A         N/A         N/A       N/A            8%        0%
Net assets at end of period (millions) .......................  $ 15.8      $ 14.1      $ 12.3    $ 21.3       $  6.3    $  5.7

(a) Total return does not reflect the initial sales charge imposed on purchases (see page 27).
(b)   Calculated on an aggregate basis (not annualized).
(c)   Annualized.
(d) For the periods shown, the investment adviser elected to waive the entire management fee for the Money Market Portfolio and one-half of the management fees for the Tax-Free Income, Income, Income & Growth, and Small Cap Portfolios, but it may cease those waivers, in whole or in part, without prior notice.
(e) The investment adviser has reimbursed certain operating expenses of the International and Global Contrarian Portfolios. Had the investment adviser not reimbursed such expenses, the annualized ratio of expenses to net assets would have been 1.72%, 1.51%, 2.22% and 4.13% for the International Portfolio for the periods ended June 30, 1996, 1995, 1994 and 1993 respectively, and 2.40% and 2.59% for the Global Contrarian Portfolio for the periods ended June 30, 1996 and June 30, 1995, respectively. The annualized ratio of net investment income to net assets would have been .70%, (1.10%), (.26%) and .12% for the International Portfolio for the periods ended June 30, 1996, 1995, 1994 and 1993 respectively, and 1.23% and (2.31%) for the Global Contrarian Portfolio for the periods ended June 30, 1996 and 1995, respectively.

                                                                              PORTFOLIO
                                           -----------------------------------------------------------------------------
                                                          INCOME                                INCOME & GROWTH
                                           -----------------------------------        ----------------------------------
                                                                       8-18-92                                   8-18-92
                                              YEAR ENDED JUNE 30,        TO              YEAR ENDED JUNE 30,       TO
                                            1996     1995      1994    6-30-93         1996     1995     1994    6-30-95
                                           -----------------------------------        ----------------------------------
Per share data (for a share
outstanding throughout
each period):

Net asset value, beginning
of period ..............................   $ 9.78   $ 9.39   $ 10.43    $10.00        $11.57   $10.65   $10.96    $10.00
Income from investment operations:
   Net investment income ...............     0.63     0.65      0.62      0.45          0.38     0.41     0.33      0.27
   Net realized and unrealized gain
     (loss) on investments and
     foreign currency transactions .....    (0.19)    0.39     (0.98)     0.45          1.27     1.54    (0.11)     0.96
                                           ------   ------   -------    ------        ------   ------   ------    ------
       Total from investment
       operations ......................     0.44     1.04     (0.36)     0.90          1.65     1.95     0.22      1.23
                                           ------   ------   -------    ------        ------   ------   ------    ------
Less distributions:
   Dividends from net
     investment income .................    (0.63)   (0.65)    (0.62)    (0.45)        (0.37)   (0.41)   (0.33)    (0.27)
   Distributions from net realized
     capital gains and foreign
     currency transactions .............     0.00     0.00     (0.06)    (0.02)        (0.07)   (0.62)   (0.20)     0.00
                                           ------   ------   -------    ------        ------   ------   ------    ------
Total distributions ....................    (0.63)   (0.65)    (0.68)    (0.47)        (0.44)   (1.03)   (0.53)    (0.27)
                                           ------   ------   -------    ------        ------   ------   ------    ------
Net asset value, end of period .........   $ 9.59   $ 9.78   $  9.39    $10.43        $12.78   $11.57   $10.65    $10.96
                                           ======   ======   =======    ======        ======   ======   ======    ======
Total return (a) .......................     4.61%   11.58%   ( 3.79%)    9.56%(b)     14.50%   19.41%    1.96%    12.49%(b)
                                           ======   ======   =======    ======        ======   ======   ======    ======
Ratio (to average net assets)/
  supplemental data:
Ratios net of fees waived
  by advisor (d,e):
  Expenses .............................     0.97%    0.85%     1.02%     1.11%(c)      0.89%    0.81%    0.94%     1.07%(c)
Net investment income ..................     6.50%    6.80%     6.10%     5.07%(c)      3.10%    3.69%    3.08%     3.09%(c)
Ratios assuming no waiver of management
    fees by adviser (d,e):
  Expenses .............................     1.22%    1.10%     1.27%     1.36%(c)      1.14%    1.06%    1.19%     1.32%(c)
  Net investment income ................     6.25%    6.55%     5.85%     4.82%(c)      2.85%    3.44%    2.83%     2.84%(c)
Portfolio turnover rate ................        9%       4%        6%        6%            7%      25%      14%       24%
Net assets at end of period (millions) .   $ 7.0    $ 7.1    $  4.6     $ 5.7         $10.8    $ 7.7    $ 7.5     $ 6.7

                                                                         PORTFOLIO
                                              ---------------------------------------------------------------
                                                               GROWTH                           SMALL CAP
                                              ---------------------------------------      ------------------
                                                                              8-18-92        YEAR     11-1-94
                                                   YEAR ENDED JUNE 30,          TO          ENDED       TO
                                               1996       1995       1994     6-30-93      6-30-96    6-30-95
                                              ------     ------     ------    -------      -------    -------
Per share data (for a share
outstanding throughout
each period):

Net asset value, beginning
of period .................................   $13.03     $11.67     $11.63     $10.00       $10.63     $10.00
Income from investment operations:
   Net investment income ..................     0.14       0.16       0.12       0.12         0.26       0.22
   Net realized and unrealized gain
     (loss) on investments and
     foreign currency transactions ........     2.72       2.17       0.22       1.69         2.26       0.67
                                              ------     ------     ------     ------       ------     ------
       Total from investment
       operations .........................     2.86       2.33       0.34       1.81         2.52       0.89
                                              ------     ------     ------     ------       ------     ------
Less distributions:
   Dividends from net
     investment income ....................    (0.14)     (0.16)     (0.12)     (0.12)       (0.25)     (0.22)
   Distributions from net realized
     capital gains and foreign
     currency transactions ................    (0.28)     (0.81)     (0.18)     (0.06)       (0.08)     (0.04)
                                              ------     ------     ------     ------       ------     ------
Total distributions .......................    (0.42)     (0.97)     (0.30)     (0.18)       (0.33)     (0.26)
                                              ------     ------     ------     ------       ------     ------
Net asset value, end of period ............   $15.47     $13.03     $11.67     $11.63       $12.82     $10.63
                                              ======     ======     ======     ======       ======     ======
Total return (a) ..........................    22.22%     20.54%      2.85%     18.26%(b)    24.10%      8.91%(b)
                                              ======     ======     ======     ======       ======     ======
Ratio (to average net assets)/
  supplemental data:
Ratios net of fees waived
  by advisor (d,e):
  Expenses ................................     0.90%      0.83%      1.04%      1.30%(c)     0.94%      1.00%(c)
Net investment income .....................     0.99%      1.35%      1.04%      1.31%(c)     2.21%      3.19%(c)
Ratios assuming no waiver of management
    fees by adviser (d,e):
  Expenses ................................     1.15%      1.08%      1.30%      1.55%(c)     1.27%      1.31%(c)
  Net investment income ...................     0.74%      1.10%      0.79%      1.06%(c)     1.88%      2.88%(c)
Portfolio turnover rate ...................       22%        24%         8%        26%          34%         8%
Net assets at end of period (millions) ....   $11.8      $ 7.0      $ 5.3      $ 4.3        $ 4.5      $ 2.9

                                                                             PORTFOLIO
                                           ------------------------------------------------------------------------
                                                           INTERNATIONAL                        GLOBAL CONTRARIAN
                                           ---------------------------------------------      ---------------------
                                                                                4-30-93          YEAR      11-1-94
                                                   YEAR ENDED JUNE 30,            TO            ENDED        TO
                                              1996        1995        1994      6-30-93        6-30-96     6-30-95
                                           ---------   ---------   ---------   ---------      ---------   ---------
Per share data (for a share
outstanding throughout
each period):
Net asset value, beginning
of period ..............................   $   12.89   $   13.32   $    9.90   $   10.00      $   10.01   $   10.00
Income from investment operations:
   Net investment income ...............        0.10        0.14        0.05        0.03           0.16        0.17
   Net realized and unrealized gain
     (loss) on investments and
     foreign currency transactions .....        2.24        0.63        4.01       (0.10)          1.61        0.13
                                           ---------   ---------   ---------   ---------      ---------   ---------
       Total from investment
       operations ......................        2.34        0.77        4.06       (0.07)          1.77        0.30
                                           ---------   ---------   ---------   ---------      ---------   ---------
Less distributions:
   Dividends from net
     investment income .................       (0.39)      (0.14)      (0.05)      (0.03)         (0.23)      (0.17)
   Distributions from net realized
     capital gains and foreign
     currency transactions .............       (0.37)      (1.06)      (0.59)       0.00          (0.07)      (0.12)
                                           ---------   ---------   ---------   ---------      ---------   ---------
Total distributions ....................       (0.76)      (1.20)      (0.64)      (0.03)         (0.30)      (0.29)
                                           ---------   ---------   ---------   ---------      ---------   ---------
Net asset value, end of period .........   $   14.47   $   12.89   $   13.32   $    9.90      $   11.48   $   10.01
                                           =========   =========   =========   =========      =========   =========
Total return (a) .......................       18.65%       6.44%      40.65%      (0.68%)(b)     17.84%       2.99%(b)
                                           =========   =========   =========   =========      =========   =========
Ratio (to average net assets)/
  supplemental data:
Ratios net of fees waived
    by advisor (d,e):
  Expenses .............................        1.72%       1.50%       1.50%       2.32%(c)       2.14%       2.05%(c)
  Net investment income ................        0.70%       1.11%       0.46%       1.93%(c)       1.49%       2.85%(c)
Ratios assuming no waiver of management
     fees by advisor (d,e):
  Expenses .............................        1.72%       1.50%       1.50%       2.32%(c)       2.14%       2.05%(c)
  Net investment income ................        0.70%       1.11%       0.46%       1.93%(c)       1.49%       2.85%(c)
Portfolio turnover rate ................          20%         39%         27%          0%            26%          8%
Net assets at end of period (millions) .   $   15.1    $   12.0    $   10.4    $    3.2       $    5.7    $    3.9

              COMPARISONS OF CHANGE IN VALUE OF $10,000 INVESTMENTS

                   IN ONE FUND PORTFOLIOS AND VARIOUS INDEXES


                  TAX FREE                             INCOME &
                   INCOME             INCOME            GROWTH            GROWTH
                   ------             ------            ------            ------
8/18/92              --              $ 9,700           $ 9,500           $ 9,500
12/31/92             --                9,758             9,487            10,178
4/30/93              --                 --                --                --
6/30/93              --               10,628            10,687            11,234
12/31/93             --               10,850            11,048            11,917
6/30/94              --               10,224            10,896            11,554
11/1/94           $ 9,700               --                --                --
12/31/94            9,863             10,263            11,073            11,989
6/30/95            10,694             11,407            12,865            13,928
12/31/95           11,447             11,980            13,798            15,366
6/30/96            11,356             11,933            14,730            17,022


                       SMALL                             GLOBAL
                        CAP         INTERNATIONAL      CONTRARIAN
                        ---         -------------      ----------
8/18/92                  --               --               --
12/31/92                 --               --               --
4/30/93                  --            $ 9,500             --
6/30/93                  --              9,435             --
12/31/93                 --             12,271             --
6/30/94                  --             13,270             --
11/1/94               $ 9,500             --            $ 9,500
12/31/94                9,537           13,443            9,145
6/30/95                10,343           14,086            9,781
12/31/95               11,979           15,061           10,523
6/30/96                12,835           16,713           11,526

                       LEHMAN           LEHMAN
                     MUNICIPAL       INTERMEDIATE       S&P 500
                     ---------       ------------       -------
8/18/92                  --            $10,000          $10,000
12/31/92                 --             10,200           10,452
4/30/93                  --               --               --
6/30/93                  --             10,842           10,966
12/31/93                 --             11,105           11,353
6/30/94                  --             10,814           10,814
11/1/94               $10,000             --               --
12/31/94               10,035           10,891           11,290
6/30/95                11,003           11,937           13,571
12/31/95               11,787           13,134           16,028
6/30/96                11,734           13,013           17,643


                      RUSSELL           MORGAN          MORGAN
                       2,000             EAFE            WORLD
                       -----             ----            -----
8/18/92                  --               --               --
12/31/92                 --               --               --
4/30/93                  --            $10,000             --
6/30/93                  --             10,052             --
12/31/93                 --             10,724             --
6/30/94                  --             11,595             --
11/1/94               $10,000             --            $10,000
12/31/94                9,877           11,481            9,667
6/30/95                11,190           11,683           10,460
12/31/95               12,656           12,957           11,080
6/30/96                13,972           13,543           11,800

                       MANAGEMENT'S DISCUSSION OF ONE FUND
                                   PERFORMANCE
                    (FISCAL YEAR JULY 1995 THROUGH JUNE 1996)

                           Economic conditions in the U.S. were favorable in the second half of 1995 with rising sales, strong corporate earnings, declining interest rates and low inflation. Stocks and bonds advanced strongly, but, foreign markets were generally more volatile and did not share in this rally. As 1995 drew to a close, our economy was growing at a moderate pace. However, inflationary pressures began to be felt in 1996 with growing consumer debt and spending, wage growth, lower savings, higher interest rates and labor shortages. Both domestic and foreign stocks generally finished the fiscal year on a strong note despite increasing price volatility and growing uncertainties. Bond prices weakened in the face of rising interest rates during the first half of 1996.

TAX FREE INCOME PORTFOLIO  The emphasis has been on high quality municipal bonds with intermediate or longer maturities. The average maturity at the end of the fiscal year was 17 years, while short-term balances (short-term debt securities and cash equivalents) were approximately 8% of the portfolio.

INCOME PORTFOLIO           During the fiscal year, purchase activity continued
                           to focus on corporate bonds with 5 to 10 year maturities. The average maturity at the end of the fiscal year was about 7 years. During the fiscal year, short-term balances were decreased from about
                           10% to 2%.

INCOME & GROWTH            During the fiscal year, most purchases were in
PORTFOLIO                  dividend-paying common stocks with moderate growth
                           potential. At the end of the fiscal year, the portfolio was 71% common and preferred stocks, 16% bonds and 13% short-term balances.

GROWTH PORTFOLIO           During the fiscal year, most purchases were in common
                           stocks with above-average growth potential. The portfolio's short-term balances were increased during the year and, at the end of June 1996, the portfolio was 89% invested in common and preferred stocks.

SMALL CAP PORTFOLIO        The portfolio continued to purchase stocks of small
                           to medium sized companies with moderate to above average growth potential. At the end of the fiscal year, the portfolio was 91% common and preferred stocks and 9% short-term balances.

INTERNATIONAL PORTFOLIO    During the fiscal year, SGAM remained cautious while
                           continuing to seek investment opportunities in specific stocks expected to provide good value and attractive long-term returns. Foreign stocks remained at approximately 89% of assets during the fiscal year while most of the remainder consisted of foreign short-term investments and convertible debentures.

GLOBAL CONTRARIAN          This portfolio has maintained a significant exposure
PORTFOLIO                  to both U.S. and foreign "hard asset"
                           commodity-related stocks based on SGAM's belief that this category, having performed poorly in recent years, will rebound. In fact, this category did begin to perform better in the first quarter of 1996, but remained uncertain as the fiscal year ended. The portfolio was, at fiscal year-end, invested approximately 34% in U.S. stocks, 50% in foreign stocks, 6% in domestic short-term balances and 10% in foreign bonds.


                           ABOUT ONE FUND

                           ONE Fund was incorporated in Maryland on April 24, 1992. It is an open-end management investment company, commonly called a "mutual fund". ONE Fund has 9 fully diversified portfolios as described below. Equity interests in each portfolio are represented by a separate class of ONE Fund's capital shares having a par value of one tenth of one cent per share.

Shares of each portfolio   All shares of all portfolios have one vote per share
participate equally in     and are freely transferable, except that only shares
its assets and dividends.  of a particular portfolio are entitled to vote on matters affecting only that portfolio. Approval of certain matters by a vote of all ONE Fund shareholders may not be binding on a portfolio whose shareholders have not approved that matter. Each share of each portfolio is entitled to participate equally in its dividends, distributions and net assets.

                           The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company ("ONLI"). They and other Ohio National companies are located at One Financial Way, Cincinnati, Ohio 45242.

Each portfolio has its     Each portfolio of ONE Fund has a different investment
own investment objectives  objective and pursues that objective through its own
and policies.              investment policies. These differences mean that the
                           total returns and risks for each portfolio will be different. Of course, the achievement of investment objectives cannot be assured because of the risks of fluctuating prices of the underlying securities.

                           The investment objectives and the fundamental investment restrictions (which are described in the Statement of Additional Information) for each portfolio can only be changed if approved by a vote of the shareholders of the affected portfolio. All other investment practices may be changed by ONE Fund's Board of Directors.

MONEY MARKET PORTFOLIO     The objective of the Money Market Portfolio is to
Current income,            provide current income consistent with preservation
preservation of capital    of capital and liquidity. Essentially all the assets
and liquidity.             of this portfolio will be invested in high quality
                           cash equivalent securities maturing in 13 months or less, including securities issued by (or guaranteed by) the U.S. Government or its agencies or instrumentalities, commercial paper, corporate bonds and notes, certificates of deposit, bankers' acceptances and repurchase agreements. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

                           The dollar-weighted average maturity of all securities in this portfolio will never be more than 90 days. The Statement of Additional Information provides a more complete description of the types of financial instruments in which this portfolio may invest.

Money Market Portfolio     The Money Market Portfolio offers a high degree of
risk factors.              safety (although not guaranteed), but little
                           opportunity for above-average long-term return.
                           Income will fluctuate with changes in the level of short-term interest rates.

                           ONE Fund intends to maintain the net asset value of the Money Market Portfolio at a constant $1 per share by paying out all income in the form of daily share dividends. To avoid fluctuations in the prices of portfolio securities, ONE Fund intends to hold all securities in this portfolio to maturity and to value securities based on the amortized-cost method.

                           At least 95% of the assets of the Money Market Portfolio will be invested in "first-tier" short-term debt instruments. Purchases of other short-term debt instruments of a single issuer will be limited to the greater of 1% of its total assets or $1 million. In addition to U.S. Government securities, the first tier includes commercial paper, certificates of deposit and bankers' acceptances that have received the highest rating by any two nationally recognized statistical rating organizations ("NRSROs"), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short term debt obligations that is now comparable in priority and security to those to be purchased.

TAX-FREE INCOME PORTFOLIO     The objective of the Tax-Free Income Portfolio is
High current income exempt    to provide high current income exempt
from federal income taxes.    from federal income taxes. Preservation of capital
                              is a secondary objective.

                              Normally, substantially all (at least 85%) of the assets of this portfolio will be invested in investment grade municipal securities. As a temporary defensive measure, during times of adverse market conditions, up to 50% of the portfolio's assets may be invested in short-term securities, including those which are not municipal securities. Interest income from investments other than municipal securities will be taxable to you as ordinary income.

                              Municipal securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal securities that may be held by the Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. For this reason, the Portfolio will not invest more than 5% of its assets in such obligations.

Investment grade              This portfolio will only purchase investment grade
Municipal securities.         securities. Generally, bonds rated in one of the
                              top four rating categories are considered investment grade. No more than 25% of its assets may be invested in securities having, at the time of purchase, the fourth highest rating (Baa by Moody's and BBB by Standard & Poor's).

Tax-Free Income               The financial risk for this portfolio is kept
Portfolio risk factors.       fairly low by restricting purchases to investment
                              grade securities and further restricting the purchase of securities in the fourth highest rating category to a maximum of 25% of assets.
                              Securities in the fourth highest category, while considered investment grade, may have some speculative characteristics and the issuer's ability to pay interest or repay principal may be weaker under adverse economic conditions or changing circumstances.

                              The degree of market risk for debt securities increases with the length of time remaining to their maturity. During periods of rising interest rates, the market prices of all income producing securities tend to decline. Conversely, when interest rates fall, the market prices of such securities tend to rise. The values of such securities will also vary as a result of changing economic conditions or changing evaluations by investors and rating organizations of the ability of the issuers to meet interest and principal payments. Thus, there is always a risk of principal loss or gain associated with the portfolio. However, changes in the values of municipal securities held by the portfolio will not affect income derived from those securities unless the issuer defaults on its interest payments.

                              From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities.


INCOME PORTFOLIO              The objective of the Income Portfolio is to
High current income and       provide high current income. Preservation of
preservation of capital.      capital is a secondary objective. The Adviser will
                              seek to preserve capital by shortening the average maturity of this portfolio during times of volatile interest rates. Shorter maturities reduce exposure to interest risk and correspondingly reduce the risk of loss of capital.

                              Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed income securities and the equivalent, including corporate bonds, securities issued by (or guaranteed by) the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and cash equivalents. The remainder may be invested in below-investment-grade corporate bonds. Generally, bonds rated in one of the top four rating categories are considered investment grade. However, those in the fourth highest category (Moody's Baa or Standard & Poor's
                              BBB) may have speculative characteristics and the issuer's ability to pay interest or repay principal under adverse economic conditions or changing circumstances may be weaker.

                              While this portfolio may invest in high-yield, or "junk" bonds, at no time will any such bond be purchased if it would result in more than 15% of the assets of this portfolio being represented by such securities. Bonds rated below the second highest below-investment grade category (B) by Moody's or Standard & Poor's will not be purchased.

Income Portfolio              The Income Portfolio is primarily invested in
risk factors.                 securities that the Adviser believes present
                              relatively low risk. To the extent deemed prudent, the Adviser will also seek to increase the income to this portfolio by positioning no more than 15% of its assets in junk bonds, provided that the differences in yield appear to be sufficient to justify the higher risks involved. The market value of such a security is likely to fluctuate more than that of an investment grade bond, especially during periods of economic uncertainty or when the issuer's ability to pay the interest or principal might be in doubt. At times when an issuer's credit-worthiness is not perceived to be sound, the portfolio's ability to sell the security or to obtain current pricing information might also be impaired.

                              With debt securities, the degree of financial risk generally increases the lower the security is rated, and the degree of market risk increases with the length of time remaining to maturity. During periods of rising interest rates, the market prices of all income producing securities will tend to decline. Conversely, when interest rates fall, the market prices of such securities will tend to rise. Thus, there is always a risk of principal loss or gain associated with this portfolio. In addition, changes in economic conditions in general, or changes in an issuer's financial condition, might impair the ability of an issuer to timely pay interest and principal, thus adversely affecting the market price of such securities.


INCOME & GROWTH               The objective of the Income & Growth Portfolio is
PORTFOLIO                     to provide moderate income with the potential for
Moderate income with the      increasing income over time. Growth of capital is
potential for increasing      also a primary objective.
income and growing capital.
                              At least 90% of the assets of this portfolio will be invested in income producing securities.
                              Normally, at least 50% of the assets will be invested in dividend-paying common stocks. The remaining assets will be invested in preferred stocks, corporate bonds, convertible bonds, securities issued by (or guaranteed by) the U.S.
                              Government or its agencies or instrumentalities, mortgage-backed securities, or cash and cash equivalents. See the discussion of investment grade bonds under "Income Portfolio," above.

Income & Growth               The risk factors related to the Income Portfolio
Portfolio risk factors.       will also apply to the debt security portion of
                              this portfolio, and the risk factors related to the Growth Portfolio will apply to the stock portion of this portfolio. However, market risk factors for debt securities and stocks often (but not always) tend to offset each other.

GROWTH PORTFOLIO              The objective of the Growth Portfolio is to
Long-term growth.             provide long-term capital growth. Current income
                              is incidental to the objective of capital growth.

                              Normally, at least 90% of the assets of this portfolio will be invested in common stocks and securities convertible into common stocks. Selection of stocks is not limited with regard to whether the stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size. The remaining assets will be held in preferred stocks, investment grade corporate bonds, U.S. Government securities, or short term obligations and cash equivalents.

                              There may be circumstances where the Adviser deems it prudent to temporarily invest a larger portion of the assets in cash or cash equivalents for defensive purposes or to meet anticipated redemption requests.

Growth Portfolio              Stocks are selected for this portfolio based on
risk factors.                 their equity characteristics. Securities ratings
                              are generally not a factor in stock selection.
                              While common stocks offer greater opportunities than other securities for long-term total return, their prices are subject to substantial fluctuation. Among factors affecting stock prices in general are economic and financial trends, expectations about business activity, and anticipation of changes in corporate earnings.

CORE GROWTH PORTFOLIO         The objective of the Core Growth Portfolio is to
Long-term capital             provide long-term capital appreciation by
appreciation.                 investing primarily in equity securities of large,
                              medium and small companies that PBA believes have strong earnings growth and long-term capital appreciation prospects. PBA seeks companies poised for rapid growth that have a history of above-average earnings growth, demonstrate the ability to sustain that growth, and operate in industries or markets experiencing increased demand for their products or services.

PBA's investment              In managing the Core Growth Portfolio, PBA uses
process.                      both quantitative and fundamental processes
                              focusing on quality earnings growth. PBA begins by creating a universe of rapidly growing companies having desired quality characteristics. Using proprietary software and research models that incorporate attributes of successful growth (such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth), PBA creates a universe of growing companies. Then, using fundamental research, PBA evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, PBA seeks to construct an investment portfolio having strong growth characteristics.

Core Growth Portfolio         This portfolio's investments in small and medium
risk factors.                 capitalization companies may experience greater
                              price volatility than portfolios investing primarily in larger, more established companies.
                              Because the universe of companies in which this portfolio invests will experience stock price volatility, it is important that investors maintain a long-term investment perspective. There can be no assurance that PBA's techniques will be successful.


SMALL CAP PORTFOLIO           The objective of the Small Cap Portfolio is to
Capital growth through        provide maximum capital growth by investing
stocks of small and medium    primarily in common stocks of small and medium
sized companies.              sized companies.  Ordinarily, these companies are
                              not listed on a national securities exchange but will be traded over the counter.

                              Under normal market conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalizations of less than $1 billion. However, under unusual market conditions, it may temporarily invest more than 35% of its assets in larger companies if they appear to present better prospects for capital appreciation.

Small Cap Portfolio           Investments in this portfolio generally involve a
risk factors.                 high degree of market and financial risk. Small
                              and medium sized companies selected for this portfolio are generally those that are still in the developing stages of their life cycles and are able to achieve rapid growth in sales, earnings and share prices. Investments in these companies involve greater risk than is customarily associated with more established companies because smaller or newer companies often (a) are dependent on one-person management, (b) have limited product lines, markets or financial resources, (c) their securities may have limited marketability, and (d) the price of their common stock may be subject to more abrupt or erratic movements than securities of larger, more established companies or the market averages.


INTERNATIONAL PORTFOLIO       The objective of the International Portfolio is to
Long-term growth              provide long-term capital growth by investing
through foreign stocks.       primarily in common stocks (and securities
                              convertible into common stocks) of foreign companies. This portfolio may also invest in fixed-income securities of foreign issuers. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments of U.S. or foreign issuers, in U.S.
                              Government obligations, or in U.S. common stocks.

                              As a nonfundamental policy, this portfolio will not invest more than 20% of its assets in securities of issuers located in any one foreign country, except that up to an additional 5% of its assets may be invested in securities of issuers located in each of any three of Australia, Canada, France, Germany, Japan or the United Kingdom. While there is no restriction limiting the countries in which the portfolio may invest, it normally will invest only in countries with developed securities markets and developed or developing economies, and for which the Board of Directors has specifically approved custody arrangements.

International Portfolio       This portfolio provides a means for you to
risk factors.                 diversify your investments by participating in
                              companies and economies outside the U.S. However, as described below, investing in foreign securities may involve a greater degree of risk than investing in domestic securities. See the discussion of risk factors under "Foreign
                              Securities" on page 21.


GLOBAL CONTRARIAN             The objective of the Global Contrarian Portfolio
PORTFOLIO                     is to provide long-term growth of capital by
Long-term growth.             investing in foreign and domestic securities that,
Foreign and domestic          in the judgment of the portfolio manager, are
undervalued or out-of-favor   undervalued or presently out of favor with other
securities.                   investors, including securities that are presently
                              trading below their historic prices, but have positive prospects for eventual recovery. While this portfolio will primarily invest in common stocks (and securities convertible into common stocks), it may also invest in fixed income securities that appear to be undervalued or out of favor. Not more than 20% of the Portfolio's assets may be invested in fixed income securities rated below investment grade. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in conformity with its investment objectives.

                              As a nonfundamental policy, this portfolio will not invest more than 20% of its assets in securities of issuers located in any one foreign country, except that up to an additional 5% of its assets may be invested in securities of issuers located in each of any three of Australia, Canada, France, Germany, Japan or the United Kingdom. There is no other restriction limiting the countries in which the portfolio may invest, but it will only invest in countries for which the Board of Directors has specifically approved custody arrangements.

Global Contrarian             A substantial portion of this portfolio (not less
Portfolio risk factors.       than 25%) will be invested in foreign securities,
                              in at least three countries, under normal market conditions. To that extent, the risk factors described under "Foreign Securities" will apply.
                              See page 21. Fixed income securities rated below investment grade present the higher risk characteristics described under "Income Portfolio risk factors" on page 16. In addition, "contrarian" investing generally involves substantial risks, particularly in the short term.
                              Companies or market segments that appear to be undervalued or are out of favor with investors may remain so for an extended period of time or may never recover. Investors should only consider this portfolio for long-term investments and to the extent that they are willing to be exposed to a higher degree of risk than is present with the other portfolios.

DIVERSIFICATION               Each portfolio is fully diversified.  No more than
No more than 5% will          5% of the value of the total assets of each
be invested in one company    portfolio, as of the time any portfolio security
and 25% in one industry.      is purchased, will be invested in the securities
                              of any one issuer. No more than 25% of the value of the total assets of each portfolio, as of the time any portfolio security is purchased, will be invested in any one industry. For the Money Market
                              Portfolio, these restrictions do not apply to U.S.
                              Government securities, and the "industry" restriction does not apply to financial institutions or, with respect to the Tax-Free
                              Income Portfolio, to municipal securities (other than industrial revenue bonds). Each portfolio other than the Money Market and Tax-Free Income
                              Portfolios, to the limited extent permitted by its investment restrictions and applicable law, reserves the right to purchase securities of closed-end investment companies with appropriate investment restrictions.

CREDIT AND MARKET RISKS       All securities are subject, to some degree, to
                              credit risk and market risk. Credit risk refers to the ability of an issuer of a debt security to pay its principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of a security's price in response to changes in conditions in securities markets in general and, particularly in the case of debt securities, changes in the overall level of interest rates. Higher risk levels are usually equated to higher potential total return, but higher risk investments have a greater potential for loss as well.

                              Generally, the greatest degree of market and credit risk can be expected with the International Portfolio, and the lowest degree of such risks can be expected with the Money Market Portfolio. A more detailed summary of risk factors is contained in the Statement of Additional Information.

FOREIGN SECURITIES            The Income, Income & Growth, Growth, Core Growth
Up to 20% may be              and Small Cap Portfolios may each invest up to 20%
invested in other countries.  of its assets in the securities of foreign issuers
                              (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments),
                              American Depository Receipts, and the securities of United States domiciled issuers that are denominated in foreign currency. The Money Market
                              Portfolio may invest up to 50% of its assets in such securities, provided they are denominated in U.S. dollars and held in custody in the United
                              States. The Tax-Free Income Portfolio will not invest in foreign securities. At least 25% of Global Contrarian Portfolio assets, and normally all of International Portfolio assets, will be invested in foreign securities at all times.

Foreign Securities            Investments in foreign securities involve added
risk factors.                 risk factors. These factors include changes in
                              currency exchange rates, currency exchange control regulations, the possibility of seizure or nationalization of companies, political or economic instability, imposition of unforeseen taxes, the possibility of financial information being difficult to obtain or difficult to interpret under foreign accounting standards, the necessity of trading in markets that in relation to U.S. markets may be more volatile or less efficient and have available less information concerning issuers, or the imposition of other restraints that might adversely affect investments.

                              Except for the International and Global Contrarian Portfolios, foreign investments will not normally constitute a substantial portion of ONE Fund assets. However, the Adviser may invest in foreign securities whenever deemed prudent, particularly when deemed advantageous to offset market or economic factors prevailing in the U.S. In addition, a number of large, multi-national foreign corporations have a substantial business presence in the U.S. and their securities are widely traded in this country.

HEDGING TRANSACTIONS          Each portfolio, other than the Money Market
Hedging transactions seek     Portfolio, for hedging purposes, may (a) write
to limit portfolio            call options traded on a registered national
volatility.                   securities exchange, if the portfolio owns the
                              underlying securities, and purchase call options for the purpose of closing out options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon,
                              (d) purchase and sell financial index options, and
                              (e) engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities. However, no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of a portfolio would be hedged by options or futures contracts, and no more than 5% of the total assets, at market value, of a portfolio may be used for premiums on open options and initial margin deposits on futures contracts, and not more than 5% of portfolio's assets may be invested in foreign currency hedging transactions. Each type of instrument listed above is commonly known as a "derivative" instrument and involves risks even when used solely for hedging purposes. Hedging transactions and their associated risks are more fully described in the Statement of Additional Information.


                              DIVIDENDS, DISTRIBUTIONS AND TAXES
                              Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is ONE Fund's policy to comply with the provisions of the Code regarding distributions of net investment income and net realized capital gains so that ONE Fund will not be subject to federal income tax on amounts distributed. Consequently, ONE Fund distributes to its shareholders each year substantially all of its net investment income and net realized capital gains (if any).

                              ONE Fund shareholders are taxed on distributed income and capital gains. To the extent that Tax-Free Income Portfolio dividends are derived from tax-exempt interest, they are exempt from federal income tax, but you are still required to report them as tax-exempt interest income on your tax return. Shareholders who are not subject to income tax would not be required to pay tax on amounts distributed to them. ONE Fund will inform shareholders of the amount and federal income tax status of distributed income and capital gains.

Money Market,                 For the Money Market, Tax-Free Income, and Income
Tax-Free Income,              Portfolios, all of the undistributed net income
and Income Portfolio          is accrued as daily dividends to shareholders of
dividends are accrued         record immediately before each computation of the
daily and paid monthly.       net asset value of these portfolios. Dividends
                              (representing net investment income) will normally be paid monthly to shareholders of those 3 portfolios.

Dividends for the other       Dividends will normally be paid at the end of
portfolios are paid at        March, June, September and December to Income &
the end of each quarter.      Growth, Growth, Core Growth, Small Cap,
                              International. and Global Contrarian Portfolio shareholders. Any net realized capital gains for all portfolios will be distributed annually.
                              However, ONE Fund's Board of Directors may declare such dividends at other intervals.

                              ONE FUND MANAGEMENT

The Directors are             The Board of Directors is responsible for ONE
elected by the shareholders   Fund's overall management and direction. The Board
and are responsible for       approves all significant agreements including
overall management.           those with the Adviser, the Core Growth
                              Portfolio's subadviser (PBA), the International and Global Contrarian Portfolios' subadviser
                              (SGAM), ONE Fund's principal underwriter (ONESCO), its custodians (Investors Fiduciary Trust Co. for the International and Global Contrarian Portfolios and The Provident Bank for the other portfolios), and its transfer agent (The Provident Bank). Board members are elected by the shareholders for three-year terms. Shareholder meetings are normally held every 3 years. As a result of ONLI's ownership of ONE Fund shares, it is a controlling person of each portfolio of ONE Fund other than the International Portfolio.

THE ADVISER                   The Adviser manages the investment and
                              reinvestment of ONE Fund assets, subject to the supervision of the Board of Directors.

                              The Adviser also serves as the investment adviser to Ohio National Fund, Inc. It has served in both advisory capacities since May 1, 1996. The Adviser's predecessor, O.N. Investment Management Company, was the investment adviser to ONE Fund since ONE Fund's inception in 1992 and to Ohio National Fund, Inc. since its inception in 1970. The Adviser, like its predecessor, uses ONLI's investment personnel and administrative systems.

ONE Fund's Portfolio          The individuals primarily responsible for the
Managers.                     day-to-day management of ONE Fund's portfolios
                              from their inception are Joseph Brom, Michael
                              Boedeker, Stephen Williams, James McCall, and
                              Jean-Marie Eveillard.

                              Joseph Brom is president of the Adviser and senior vice president and chief investment officer of ONLI. He oversees the management of the Money Market, Tax-Free Income, Income, Income & Growth, Growth and Small Cap Portfolios. He is a chartered financial analyst with a bachelor's degree in economics and finance and a law degree from the University of Wisconsin. He has been an investment officer of ONLI since 1975 and previously had 15 years of experience in securities management.

                              Michael Boedeker, a vice president of the Adviser, manages the Money Market, Tax-Free Income, and Income Portfolios. He is a chartered financial analyst with a bachelor's degree in business and a master of business administration degree in finance from Indiana

                                University. He has been vice president of fixed income securities for ONLI since 1989 and previously had over 20 years of experience in fixed income securities and mutual fund management, most recently as senior vice president and chief investment office of Mutual Security Life Insurance Co. for more than 5 years.

                                Stephen Williams, a vice president of the Adviser, manages the Income & Growth, Growth, and Small Cap Portfolios. He has a bachelor's degree in finance from the University of Cincinnati. He has been an investment analyst and director of securities for ONLI since 1977.

                                James McCall manages the Core Growth Portfolio. He has been a portfolio manager with PBA since 1994. For nine years prior to that he was a portfolio manager with First National Bank of Maryland. Mr. McCall is a chartered financial analyst. He has a bachelor's degree from the Philadelphia College of Pharmacy & Science and masters degrees in pharmacy and business administration from the University of Utah. He spent ten years as a pharmacist before entering the investment field.

                                Jean-Marie Eveillard, president of SGAM, manages the International and Global Contrarian Portfolios. He is a graduate of the Ecole des Hautes Etudes Commerciales in Paris. He has been president of SoGen International Fund since 1984 and for 21 years prior to that had been a securities analyst and mutual fund manager of Societe Generale and SoGen International Fund.

THE ADVISER'S                   The Adviser's basic mutual fund investment
INVESTMENT STYLE                philosophy is to seek value at reasonable
                                prices. This philosophy is implemented through both macroeconomic and microeconomic analyses using both quantitative and qualitative measurements.

The Adviser's value investing   The macroeconomic (top-down) analysis generates
style uses both a top-down and  a forecast based on economic, political and
a bottom-up approach.           demographic trends. This macro view identifies
                                those business sectors and industries most likely to benefit from expected conditions or events. Once these sectors and industries are determined, a universe of potential investments is selected. The macroeconomic analysis also tests the reasonableness of current securities valuations in anticipation of short-term and intermediate-term capital market movements.

                                The microeconomic (bottom-up) analysis of the selected universe of securities is carried out jointly by the Adviser's securities analysts and portfolio managers.

Stock selection is based        Stock selection is determined primarily through
on fundamental research         fundamental research. Through both proprietary
and technical indicators.       and nonproprietary research capabilities, the
                                Adviser anticipates a company's future earnings potential. Then, certain quantitative factors are reviewed to assure that the stock's current price is consistent with its historical range and earnings potential. These and other technical indicators are reviewed to gain an understanding of how investors perceive the stock relative to its industry and the overall market.

Bond selection is based on      Bond selection is determined primarily through
credit analysis and interest    credit analysis. Initially, credit analysis
rate forecasts.                 evaluates the probability that the issuer will
                                meet its scheduled interest and principal payments. This requires the Adviser to conduct industry-, company- and indenture-specific analyses. A second dimension of bond selection is to anticipate bond price movements which are caused by changes in prevailing interest rates.

The Adviser uses                The value investing approach is used by the
sell disciplines.               Adviser both to determine securities to be
                                acquired and those to be sold.


THE ADVISER'S                   ONE Fund pays the Adviser a quarterly management
COMPENSATION                    fee as compensation for its investment advisory
                                services. The fee is based on the average daily net asset value of each portfolio's assets.
                                Presently the fee, as an annualized percentage of net assets, after any applicable voluntary fee waiver, is 0.15% for the Money Market
                                Portfolio, 0.45% for the Tax-Free Income
                                Portfolio, 0.35% for the Income, Income &
                                Growth, and Growth Portfolios, 0.95% for the
                                Core Growth Portfolio, 0.50% for the Small Cap
                                Portfolio, and 0.90% for the International and Global Contrarian Portfolios.

                                The Adviser is now waiving 0.15% of the fees to which it is entitled from the Money Market, Tax-Free Income, Income, Income & Growth, Growth and Small Cap Portfolios, but it may cease those waivers, in whole or in part, without prior notice.

PBA                             PBA manages the assets of the Core Growth
Sub-adviser for the             Portfolio under the Adviser's supervision.  PBA
Core Growth Portfolio.          is located at 1255 Drummer's Lane in Wayne,
                                Pennsylvania. Its controlling shareholder is
                                United Asset Management Corp. located in Boston,
                                Massachusetts. With its predecessors, PBA has been an investment adviser since 1982 and it manages the PBHG mutual funds. The Adviser pays
                                PBA, for its services as sub-adviser, a fee at an annual rate of 0.75% of the average daily net asset value of the first $50 million of Core
                                Growth Portfolio assets, 0.70% of the next $100 million and 0.50% of Portfolio assets in excess of $150 million.

SGAM                            SGAM manages the assets of the International and
Sub-adviser for the             Global Contrarian Portfolios under the Adviser's
International and Global        supervision. SGAM is located at 1221 Avenue of
Contrarian Portfolios.          the Americas in New York City and is owned by
                                Societe Generale, one of the largest banks in Europe. SGAM and its predecessors have been investment advisers to international mutual funds since 1970. The Adviser pays SGAM, for its services as sub-adviser, fees at an annual rate of 0.75% of the average daily net asset value of the International and Global Contrarian
                                Portfolios.

CUSTODY OF ASSETS               The Provident Bank, One East Fourth Street,
                                Cincinnati, Ohio 45202, is the custodian for all ONE Fund assets except those of the International and Global Contrarian Portfolios.
                                The assets of those two portfolios are in the custody of Investors Fiduciary Trust Company,
                                127 West Tenth Street, Kansas City, Missouri
                                64105. For assets held outside the United
                                States, Investors Fiduciary Trust Company enters into subcustodial agreements, subject to approval by the Board of Directors. The
                                Provident Bank also serves as ONE Fund's transfer agent and its agent for bookkeeping, dividend disbursing and certain shareholder services.



                                BUYING SHARES

                                ONE Fund's shares are continuously offered through its principal underwriter, ONESCO, and through other securities dealers that execute a distribution agreement with ONESCO.

Investments can be              The minimum initial investment is $500.
as small as $50.                Subsequent investments must be at least $50.
                                These minimums may be waived when the shares are purchased through plans providing for regular periodic investments. ONE Fund and ONESCO reserve the right to refuse any purchase order.

PURCHASE PRICE                  The net asset value of the shares of each
ONE Fund shares are             portfolio is determined at 4:00 p.m. Eastern
valued each day the             time on each day the New York Stock Exchange is
NYSE is open.                   open for unrestricted trading. The net asset
                                value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of capital shares outstanding for that portfolio.
                                Securities held by the Money Market Portfolio are valued at amortized cost. Securities held by the other portfolios are valued at current market value.

                                ONE Fund's shares are offered at the public offering price. This is the net asset value per share plus a sales charge, if applicable. The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The Money Market Portfolio seeks to maintain a constant price of $1 per share.

SALES CHARGES                   THE SALES CHARGE DOES NOT APPLY TO THE MONEY
                                MARKET PORTFOLIO.

                       TAX-FREE INCOME AND
                       INCOME PORTFOLIOS                       OTHER PORTFOLIOS
                       -------------------------------------   ----------------------------------------
                       SALES CHARGE AS A % OF:                 SALES CHARGE AS A % OF:
AMOUNT OF              OFFERING     NET AMOUNT      DEALER     OFFERING       NET AMOUNT       DEALER
PURCHASE                 PRICE       INVESTED     CONCESSION     PRICE         INVESTED      CONCESSION
--------                 -----       --------     ----------     -----         --------      ----------
Less than $25,000         3.00%        3.09%         2.80%       5.00%          5.26%           4.70%
$25,000 - $49,999         3.00%        3.09%         2.80%       4.50%          4.71%           4.25%
$50,000 - $99,999         2.50%        2.56%         2.35%       4.00%          4.17%           3.80%
$100,000 - $249,999       2.50%        2.56%         2.35%       3.50%          3.63%           3.35%
$250,000 - $499,999       2.00%        2.04%         1.90%       2.50%          2.56%           2.40%
$500,000 - $999,999       1.50%        1.52%         1.45%       2.00%          2.04%           1.95%
$1,000,000 and over       None*        None*         None**      None*          None*           None**

*While no initial sales charge is imposed on investments of $1 million or more, a contingent deferred sales charge of 0.5% of the amount redeemed (up to 0.5% of the amount invested with no initial sales charge) is imposed within 2 years of such a purchase. This charge does not apply to amounts held continuously in the Money Market Portfolio. See "Redeeming Shares" on page 32.

**ONESCO will pay a dealer concession of 0.50% to securities dealers who initiate and are responsible for any purchase of $1 million or more.

                                ONESCO and other qualified dealers are paid a continuing shareholder service fee not to exceed 0.30% (0.17% for the Money Market Portfolio) annually to compensate them for providing certain services to shareholders and to promote growth of ONE Fund's assets. These services include submitting purchase and redemption transactions, establishing shareholder accounts and providing information and assistance regarding ONE Fund. The proceeds of ONE Fund's 12b-1 Distribution Plan are used only to pay these shareholder service fees.

                                REDUCING THE SALES CHARGE

                                For purposes of Right of Accumulation, Combined Purchases and Group Purchases, "holdings" means the current value of your shares at the full offering price. Your registered representative can help you to take advantage of any of the following methods of reducing the sales charge if you qualify. These rights may be requested on your ONE Fund account application.

CONCURRENT PURCHASES            You may qualify for a reduced sales charge by
 ... combining your purchases    combining concurrent products underwritten by
of ONE Fund and contracts       ONESCO or its affiliates (the Ohio National
issued by its affiliates.       companies). A concurrent purchase occurs
                                whenever ONE Fund shares are purchased at any time from the day any Ohio National annuity or insurance policy is applied for until 5 days after that contract is delivered. The amount of the annual (or single) premium of the Ohio
                                National annuity or insurance policy will then be added to the amount of your concurrent ONE
                                Fund purchase to determine the percentage of sales charge to apply to your ONE Fund purchase.

LETTER OF INTENT                You may reduce sales charges on all investments
 ...committing to invest a       by meeting the terms of a nonbinding letter of
certain amount over 13 months.  your intent to invest a certain amount within a
                                13-month period. Shares representing up to 5% of the intended amount will be held in escrow to cover additional sales charges that may be due if your total investments, net of redemptions, over the stated period are insufficient to qualify for a sales charge reduction. You have up to 90 days after investing to sign a letter of intent to reduce the sales charges on your investments including the investments made in the 90 days before the letter. Shares you currently own will apply toward meeting your letter of intent.

RIGHT OF ACCUMULATION           Your sales charge may also be reduced by taking
 ...adding up all your           into account your existing holdings in ONE Fund.
ONE Fund holdings.              Holdings will be valued at the greater of their
                                full offering price at the time a new purchase is made under a right of accumulation or the sum of all your purchases (including reinvested dividends) less any redemptions.

COMBINED PURCHASES              Your sales charge may be reduced by aggregating
 ...with those of your           holdings for the account(s) of you, your spouse,
family members.                 your children and grandchildren. This may
                                include purchases through employee benefit plans such as an IRA, an individual-type 403(b) plan or a single-participant Keogh plan, or by a business solely controlled by these individuals
                                (for example, they own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals.

GROUP PURCHASES                 A member of a qualified group may purchase ONE
 ...by members of a              Fund shares at the reduced sales charge
 qualified group.               applicable to the aggregate holdings of the
                                group as a whole. (For example, if members of the group had previously purchased $100,000 of ONE Fund shares and still held those shares, and now were purchasing an additional $25,000, the sales charge would be 3.50%, or 2.50% for the Tax-Free Income and Income Portfolios.)


                                A "qualified group" is one that (a) has been in existence more than 6 months (unless it is a tax-qualified plan), (b) has a purpose other than acquiring mutual fund shares, and (c) satisfies uniform criteria enabling ONESCO to realize economies of scale in its costs of distributing shares. A qualified group must have at least 6 members, must be available to arrange for group meetings between representatives of dealers who sell ONE Fund shares and the members, must agree to include sales literature and other materials relating to ONE Fund in its publications and mailings to members at reduced or no cost to ONE Fund or to dealers that sell its shares, and must seek to arrange for payroll deduction or other bulk transmission of ONE Fund purchases.


GROUP LETTER OF INTENT          Qualified groups may reduce sales charges on all
 ...by qualified groups          investments by meeting the terms of a nonbinding
committing to invest a certain  letter of the group's intention to invest a
amount over 24 months.          certain amount over a 24-month period. Shares
                                representing 5% of the investments of each group member during that period will be held in escrow to cover additional sales charges. The group has up to 90 days after investing to enter into the group letter of intent.


PURCHASES WITHOUT               Within 60 days preceding their purchase of ONE
A SALES CHARGE                  Fund shares, investors who have redeemed an
 ...by redeeming other           investment in another mutual fund that imposed a
shares that had a sales charge. sales charge and which has investment objectives similar to any portfolio(s) of ONE Fund, may purchase ONE Fund shares, up to the amount redeemed, without paying any sales charge.

                                Officers, directors, employees, retirees, agents and registered representatives of the Ohio National companies, any employee benefit plan with respect to them, and their spouses, children and grandchildren, may purchase ONE Fund shares without a sales charge.

                                FLEXIBILITY FEATURES

OPEN ACCOUNTS                   Your account is opened in accordance with your
You will receive statements     registration instructions.  It offers many
every quarter.                  features allowing you to change your investment
                                program at any time as circumstances change.
                                Transactions in your account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from The Provident Bank. Any of the following features may be established through your ONE
                                Fund account application or by contacting your registered representative or ONE Fund.


AUTOMATIC INVESTING             You may make regular monthly or quarterly
 ...from your bank account       investments through automatic charges to your
or pay check.                   bank account or, if your employer approves, from
                                your pay check. Once a plan is established, your account will normally be charged on the 1st or 15th day of the month, as you choose.


AUTOMATIC REINVESTING           Unless you indicate otherwise in your account
 ...of income and capital gains. application, dividends and capital gains distributions are reinvested in additional shares at no sales charge. You may elect to have dividends and/or capital gains distributions paid to you by check.


CROSS INVESTING                 You may elect to have your dividends or
 ...of income and                dividends and capital gains distributions from
capital gains into              one portfolio invested in another portfolio. To
other portfolios.               use this service, the value of your account in
                                the paying portfolio must be at least $5,000.


TRANSFERRING                    You may transfer your account balances among the
 ...among the                    various portfolios in amounts of at least $50.
9  portfolios.                  There is currently no charge for transfers. The
                                transfer privilege is available in any state where it may legally be made. ONE Fund reserves the right to limit the number, frequency, method or amount of transfers or to impose charges on transfers. Transfers from any portfolio on any one day may be limited to 1% of the previous day's total net assets of that portfolio if ONE
                                Fund or the Adviser, in its or their discretion, believes that the portfolio might otherwise be damaged.

TELEPHONE TRANSACTIONS          If you have previously authorized it in writing,
You must preauthorize           you or your registered representative may do the
in writing.                     following transactions by telephoning ONE Fund
                                at 1-800-578-8078:

                                --  Make transfers among the portfolios as
                                    provided above under "Transferring."
                                -- Change the amount of automatic investments, or discontinue them as provided above under "Automatic Investing."
                                --  Change your election for payment of
                                    dividends and capital gains as provided
                                    above under "Automatic Reinvesting" and
                                    "Cross Investing."

                                --  Redeem your shares as provided under "By
                                    Telephone" on page 33. Initiate, change or discontinue automatic redemptions of your shares as provided under "Automatically" on page 33.

                                --  Change your address on our records.

                                Telephone transaction requests received after 4:00 p.m. Eastern time will be made at the net asset values computed at the close of the following business day. ONE Fund and its transfer agent will honor telephone transaction instructions from anyone giving such instructions who is able to provide the personal identifying information requested, but we reserve the right to refuse to honor any such request if that seems prudent. ONE Fund will use reasonable procedures to confirm that telephone instructions are genuine. If we do not, ONE Fund may be liable for any losses due to unauthorized or fraudulent instructions. ONE Fund will send you a written confirmation of each telephone transaction. During periods of drastic market fluctuations or technical difficulties, it might be difficult to execute telephone transactions. In such situations, you may need to send written instructions to ONE Fund. Telephone transaction privileges may be modified or discontinued at any time.


AUTOMATIC TRANSFERS             You may automatically transfer shares (in
 ... among the 9 portfolios.     increments of $50 or more) among any of the
                                portfolios. This will occur on or about the 10th day of each month. Automatic transfers may be used, for example, to implement a "dollar-cost-averaging" investment strategy.

SALES CHARGE ON                 No sales charge applies for transfers to a
CERTAIN TRANSFERS               portfolio having a sales charge equal to or less
                                than that of the portfolio from which the transfer is made. For transfers from a portfolio with a lower sales charge to one with a higher sales charge, an additional charge is made equal to the difference between the sales charge for the portfolio being purchased and any sales charges that previously applied to the account balance being transferred.

CHECK WRITING                   You may write checks against the balance of your
 ...for the Money Market         Money Market Portfolio account.  Checks will be
   Portfolio.                   provided free, upon request. You may not write a
                                check for less than $100. Checks will be written through The Provident Bank. Provident will charge $15 for any check that is not honored because of an insufficient Money Market
                                Portfolio account balance. Checks may not be written against account balances held for less than 15 days. ONE Fund reserves the right to amend, suspend or discontinue check-writing privileges at any time without prior notice.


                                REDEEMING SHARES
Payment is normally             You may redeem your shares at any time by
sent within                     contacting ONE Fund or the broker-dealer through
3 business days.                whom you purchased your shares. If you are no
                                longer serviced by an authorized registered representative, you may contact ONESCO's principal office by calling 1-800-578-8078, or by writing to P. O. Box 371, Cincinnati, Ohio
                                45201. The price you receive for redeemed shares is the next net asset value after your request is received. Payment is normally sent within 3 business days. However, the proceeds of redemption will not be sent until after your check for your investment has cleared (which may take up to 15 days). (Note also, the contingent deferred sales charge of 0.5% on certain redemptions, within 2 years of purchase with no initial sales charge, of investments of $1 million or more as described under "Sales
                                Charges" on page 27.)


REQUEST IN WRITING              When making a written request for redemption,
                                specify the name of the portfolio, the number of shares or dollar amount to be redeemed (if less than your entire account), your name and address, account number and your signature. In addition, (a) for any redemption over $50,000, or (b) for redemptions of $50,000 or less where the check is to be paid or mailed to someone other than you at your address of record, a signature guarantee is required. You may obtain a signature guarantee from a bank or savings & loan that is federally insured or from a member firm of the National Association of Securities
                                Dealers, Inc., or any other eligible guarantor institution. Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.

BY TELEPHONE                    As provided under "Telephone Transactions" on
                                page 31, you or your registered representative may call ONE Fund to redeem up to $50,000. You may pre-authorize that the proceeds be (a) in a check, payable to you and mailed to your address of record, or (b) by wire to your bank account.
                                Checks will normally be mailed 3 business days, and no more than 7 days, after your request.
                                Wire transfers to your bank account will normally be made the next business day. Wire proceeds may not be for less than $1,000. The
                                Provident Bank will deduct a fee (presently $10) from the proceeds of each wire redemption.

AUTOMATICALLY                   If your account is $5,000 or more, you may
                                establish an automatic withdrawal plan. More than one plan may be set up if your account is at least $10,000. Under each plan, you may make automatic withdrawals for $50 or more each at specified intervals. Automatic withdrawals are made on or about the 10th day of each designated month and, if withdrawals are to be made semimonthly, also on or about the 25th day of each month. Additional purchases (other than to the Money Market Portfolio) may be inadvisable, when an automatic withdrawal plan is in effect, because of sales charges and possible tax liabilities. If, due to your redemptions, your account balance is less than $300 (or a larger amount specified by the Board of Directors), ONE
                                Fund may choose to close your account by redeeming your shares and sending you the proceeds. ONE Fund will give you at least 30 days' written notice before closing your account, and you may purchase additional ONE
                                Fund shares to avoid the closing.

                                FUND PERFORMANCE

                                From time to time, the current yield, average annual total return and cumulative total returns for the portfolios will be advertised. The results might be compared to other similar mutual funds or unmanaged indices.

                                For the Money Market Portfolio, yield refers to the income generated by an investment in the portfolio over a recent 7-day period. This income is then "annualized" by assuming that the same amount of income is generated over a 52-week period. "Effective" yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the other portfolios, yield is calculated by dividing a portfolio's annualized net investment income per share during a recent 30-day period by the public offering price per share (including the maximum sales charge) on the last day of that period.

                                Average annual total return is based on a hypothetical $1,000 investment, reflecting the reinvestment of all dividends and distributions and the impact of the maximum sales charge at the beginning of each 1-, 5- and 10- year period shown. Cumulative total return reflects the aggregate performance of a portfolio, expressed as a dollar amount change, during the period.

                                ALL PERFORMANCE QUOTATIONS ARE BASED ON
                                HISTORICAL INVESTMENT PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

                                 ONE FUND, INC.




SUPPLEMENT DATED JANUARY 31, 1997 TO THE PROSPECTUS DATED NOVEMBER 1, 1996.

Effective January 31, 1997, the prospectus is amended in the following particulars:


Any reference in the prospectus to the Statement of Additional Information dated November 1, 1996, refers to the Statement of Additional Information dated December 17, 1996.

CORE GROWTH PORTFOLIO MANAGER'S PRIOR PERFORMANCE

The following is added to the end of "Fund Performance" on page 34:

Both the Core Growth Portfolio and the PBHG Core Growth Fund (the "PBHG Fund") have the same investment objectives and policies and both are managed subject to similar investment restrictions. The primary portfolio manager for both the Portfolio and the PBHG Fund, from the inception of each, has been James McCall of Pilgrim Baxter & Associates, Ltd. Mr. McCall uses the same proprietary investment techniques for both the PBHG Fund and the Portfolio, as described on page 17 (see "PBA's investment process.")


The performance of the PBHG Fund is not necessarily indicative of the performance by the Portfolio. The PBHG Fund experienced a total return during the period from its inception on January 2, 1996, until the end of its most-recent fiscal quarter on December 31, 1996, of 32.8%. The Annual Operating Expenses for the PBHG Fund total 1.50% compared to 1.85% for the Core Growth Portfolio. Had the expenses for the PBHG Fund been the same as those of the Core Growth Portfolio, the total return of the PBHG Fund for the year ending December 31, 1996, would have been 32.4%. The total return for the Standard & Poor's 500 Index for the same period was 23.0%.



TAX-EQUIVALENT YIELD

The following is added to the second paragraph under "Fund Performance" on page 33:

The "tax-equivalent yield" of the Tax-Free Income Portfolio is the rate that you would have to earn from a taxable investment, before taxes, to equal the Portfolio's tax-free yield.

PURCHASES WITHOUT A SALES CHARGE

The following is added to "Purchase Without a Sales Charge" on page 29:

No sales charge is imposed on ONE Fund shares purchased by (a) institutional investors (including banks, trust companies and thrift institutions) for their own account or for the benefit of any trust having at least $1,000,000 in assets, (b) fee-based registered investment advisers that do not receive any part of a sales charge for the sale of the shares, or (c) pension or retirement plans, deferred compensation plans and employee benefit plans that have at least $1,000,000 in assets and the trusts used to fund those plans.

CUSTODY OF ASSETS

The custodian for the Core Growth Portfolio is Star Bank, N.A. ("Star"), 425 Walnut Street, Cincinnati, Ohio 45202. The transfer agent and the agent for fund accounting, dividend disbursing and shareholder services for the Core Growth Portfolio is American Data Services, Inc. ("ADS"), 24 West Carver Street, Huntington, New York 11743.

On and after January 1, 1997, Star will be the custodian for all portfolios other than the International and Global Contrarian Portfolios. On and after January 1, 1997, ADS will serve as the transfer agent and the agent for fund accounting, divided disbursing and shareholder services for all the portfolios. References to The Provident Bank under the "Flexibility Features" are changed to ADS in "Open Accounts," page 30, and to Star in "Check Writing," page 32 and "By Telephone," page 33.

On and after January 1, 1997, the fee deducted from the proceeds of each wire redemption, as described in "By Telephone" on page 33, is $13.

ONE FUND'S PORTFOLIO MANAGERS

The following is added to "ONE Fund's Portfolio Managers" beginning at page 23:

Jed Martin, a vice president of the Adviser, has managed the Money Market Portfolio since 1996. He is a chartered financial analyst with a bachelor's degree in mechanical engineering from the University of Kentucky and a master of business administration degree in finance from the University of Indiana. He has been an investment analyst and portfolio manager for ONLI since 1985.

Keith Hanson, a vice president of the Adviser, has managed the Small Cap Portfolio since 1996. He is a chartered financial analyst with a bachelor's degree in business administration from Marquette University. He has been an investment analyst and portfolio manager for ONLI since 1994. For a year prior to that he was a research analyst in the valuation of small businesses for Blum & Colombe, SC, and for seven years prior to that he was a securities analyst for Johnson Asset Management.